SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable__
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 14, 2007, Celanese Corporation (the “Company”) issued a press release announcing that it has temporarily ceased production of acetic acid at its Clear Lake, Texas manufacturing facility due to an unplanned outage. The Company currently expects the acetic acid unit to resume operations by the end of May 2007. The Company has informed its customers of this force majeure event and is actively working to minimize the impact of the shutdown on its customers’ operations. The Company currently does not expect the shutdown to materially affect its financial performance for the full year, but it may have a modest impact on second quarter results.
     A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Kevin J. Rogan
	Name:	Kevin J. Rogan
	Title:	Assistant Secretary

Date: May 14, 2007

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated May 14, 2007